UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2020

QS

U.S. LARGE CAP

EQUITY FUND

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS U.S. Large Cap Equity Fund for the twelve-month reporting period ended November 30, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of November 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.5 trillion.

II	QS U.S. Large Cap Equity Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2020

QS U.S. Large Cap Equity Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities or other investments with similar economic characteristics of large capitalization companies. The Fund may invest in a variety of equity securities, including but not limited to exchange-traded and over-the-counter (“OTC”) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”)i. The Fund has exposure to growth and value equities of large capitalization companies. The Fund seeks to produce returns that exceed those of the Russell 1000 Indexii over a full market cycle (typically three to five years).

At QS Investors, LLC, the Fund’s subadviser, the portfolio managers use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. The portfolio managers are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated. We employ sector constraints to limit the Fund’s ability to overweight or underweight particular sectors. Ordinarily, no single equity exposure is expected to make up more than 5% of the Fund’s assets. However, as part of our investment process, larger companies with especially large weights in the Russell 1000 Index may be overweighted in the Fund, which may result in Fund positions of greater than 5% in those securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities as measured by the Russell 1000 Index returned 19.41% for the twelve-month reporting period ended November 30, 2020, with considerable volatility within and across quarters, as the spread of COVID-19 and the prospects for a vaccine dominated the narrative. Historical lows were reached in the first quarter of 2020, but an additional sell off in October 2020 was followed by a significant surge in the final month of the reporting period.

The U.S. equity markets finished 2019 with the fourth straight month of gains, propelled by progress in U.S.- China trade discussions and an increasingly dovish U.S. Federal Reserve Board (the “Fed”)iii stance. However, with the arrival of COVID-19 in the first quarter of 2020, U.S. equities declined almost 20%, despite a series of moves by the Fed to mitigate the impact of the pandemic. On March 15, 2020, the Fed embarked on a large-scale program employing emergency powers in order to stabilize the economy. Chief among these emergency actions was cutting interest rates effectively to zero and a $700 billion round of quantitative easing. Despite these actions, stock prices continued their steep decline. At the end of the first quarter of 2020, the White House and Congress reached a deal on a two trillion-dollar stimulus package (approximately 10% of U.S. GDPiv), against the backdrop of the largest ever unemployment claims number.

QS U.S. Large Cap Equity Fund 2020 Annual Report	1

Fund overview (cont’d)

U.S. retail sales increased 17% between April and May 2020, as states began to lift restrictions. This led to a strong recovery in equity markets in the second calendar quarter of 2020, which persisted into the summer. News of a potential treatment for the virus seemed to offset the impact of a summer surge in COVID-19 in parts of the country. August 2020 saw an increase in manufacturing activity, better-than-expected factory orders and fewer jobless claims, pushing U.S. equity markets, as measured by the Russell 1000 Index, to record highs. In addition, the Fed indicated a shift in approach with respect to inflation, suggesting that interest rates may remain low for longer than expected.

A modest pullback in September 2020 was followed by a more significant sell-off in October 2020, driven by a resurgence in COVID-19 cases, delays in additional fiscal stimulus and fears of an unclear or contested U.S. presidential election outcome. The Biden/Harris win in November 2020, coupled with vaccine news which exceeded expectations in terms of both timing and efficacy, brought a renewed surge in U.S. equity returns, resulting in the best one month return in three decades, as measured by the Russell 1000 Index.

Sector returns varied greatly for the reporting period. Consumer Discretionary and Information Technology stocks led the way, each returning over 40% for the twelve-month reporting period ended November 30, 2020. The Energy sector was especially hard hit by the pandemic and posted a negative return. A supply side price war between Saudi Arabia and Russia dominated the market in the first quarter of 2020, as did a deteriorating demand for oil due to the impact of the coronavirus on global economic growth. Losses in the Energy sector were only partially mitigated by second calendar quarter outperformance, as economies began to ease lockdown restrictions and oil companies in North America reduced supply. While the last five months of the reporting period brought additional waves of COVID-19 again impacting demand, news in November 2020 of positive vaccine trial results stoked crude oil’s largest monthly price gain since May 2020, ending a volatile stretch of selling that began in late August 2020.

The Financials sector also posted a negative return. Despite measures being taken by the federal government and Federal Reserve, bank asset quality, net interest margins and earnings came under pressure, and banks were faced with credit losses and capital declines.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

2	QS U.S. Large Cap Equity Fund 2020 Annual Report

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

Performance review

For the twelve months ended November 30, 2020, Class IS shares of QS U.S. Large Cap Equity Fund returned 13.98%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned 19.41% for the same period. The Lipper Large-Cap Core Funds Category Averagev returned 15.49% over the same time frame.

Performance Snapshot as of November 30, 2020 (unaudited)
	6 months	12 months
QS U.S. Large Cap Equity Fund:
Class FI	18.95%	13.62%
Class I	19.11%	13.96%
Class IS	19.10%	13.98%
Russell 1000 Index	22.05%	19.41%
Lipper Large-Cap Core Funds Category Average	19.03%	15.49%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2020, the gross total annual fund operating expense ratios for Class FI, Class I and Class IS shares were 1.36%, 0.74% and 0.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.05% for Class FI shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

QS U.S. Large Cap Equity Fund 2020 Annual Report	3

Fund overview (cont’d)

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The leading contributor to performance for the period was stock selection in the Information Technology sector. From a sector allocation perspective, an underweight to Financials, which had a lower return than the benchmark overall, also contributed.

At the security level, PayPal Holdings Inc., which benefited from the trend toward e-commerce in the work/stay/play-at-home environment, was the leading contributor with a return of over 98% for the reporting period. More than fifteen million people created new PayPal accounts during the third quarter of 2020, and revenue and adjusted earnings per share, in turn, climbed dramatically.

Underweighting Exxon Mobile Corp. in the portfolio was a strong contributor to return. That stock suffered along with all Energy names with oil price declines but had the added burden of depressed natural gas prices impacting the value of its natural gas properties. The company posted quarterly losses for the first time in decades and was removed from the Dow Jones Industrial Average after ninety-two years in that index.

Overweighting NVIDIA Corp., which had a return of over 100% for the reporting period, was also a major contributor. NVIDIA Corp. is a leading provider of graphics, datacenter, and edge artificial intelligence solutions. The company posted particularly strong results in the second and third quarters of 2020, while also benefitting from two strategic acquisitions during the reporting period.

Q. What were the leading detractors from performance?

A. Stock selection overall was the primary detractor from performance relative to the benchmark, with the most negative results in the Real Estate, Industrials and Consumer Discretionary sectors. A modest underweight to the Information Technology sector also detracted from return on an allocation level, given the outperformance of that sector within the benchmark.

At the stock level, the leading detractor was Pilgrim’s Pride Corp. The chicken producer was accused of a price-fixing scheme that may have stretched back as far back as 2008 and was fined $110.5 million in damages in exchange for immunity from further action. Kimco Realty Corp., which focuses on retail properties in wealthy areas, was also a leading detractor. It was especially hard hit in March 2020 with COVID shutdowns and did not recover as did securities in other sectors or even Real Estate securities with a less retail focus. Valero Energy Corp., like many companies in the Energy sector, had a negative return in double digits for the twelve-month reporting period and was also a leading detractor.

4	QS U.S. Large Cap Equity Fund 2020 Annual Report

Thank you for your investment in QS U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Russell Shtern, CFA

Portfolio Manager

QS Investors, LLC

Jacqueline Hurley, CFA

Portfolio Manager

QS Investors, LLC

December 12, 2020

RISKS: Common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that invest in companies with smaller market capitalizations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. The Fund will also indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF, in addition to the management fees and other expenses paid by the Fund. Investments in REITs

QS U.S. Large Cap Equity Fund 2020 Annual Report	5

Fund overview (cont’d)

expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investments strategies.

Portfolio holdings and breakdowns are as of November 30, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2020 were: Apple Inc. (6.7%), Microsoft Corp. (4.8%), Amazon.com Inc. (4.6%), Facebook Inc. (2.9%), Alphabet Inc. (2.3%), NVIDIA Corp. (1.9%), Home Depot Inc. (1.8%), UnitedHealth Group Inc. (1.7%), PayPal Holding Inc. (1.6%) and Adobe Inc. (1.4%). Please refer to pages 13 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2020 were: Information Technology (31.3%), Health Care (13.8%), Consumer Discretionary (11.2%), Communication Services (10.8%) and Financials (9.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[v]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 658 funds for the six-month period and among the 636 funds for the twelve-month period in the Fund’s Lipper category including returns of capital, if any.

6	QS U.S. Large Cap Equity Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2020 and November 30, 2019 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS U.S. Large Cap Equity Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2020 and held for the six months ended November 30, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class FI	18.95%	$1,000.00	$1,189.50	1.05%	$5.75	Class FI	5.00%	$1,000.00	$1,019.75	1.05%	$5.30
Class I	19.11	1,000.00	1,191.10	0.73	4.00	Class I	5.00	1,000.00	1,021.35	0.73	3.69
Class IS	19.10	1,000.00	1,191.00	0.70	3.83	Class IS	5.00	1,000.00	1,021.50	0.70	3.54

8	QS U.S. Large Cap Equity Fund 2020 Annual Report

[1]	For the six months ended November 30, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

QS U.S. Large Cap Equity Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns[1]
	Class FI	Class I	Class IS
Twelve Months Ended 11/30/20	13.62%	13.96%	13.98%
Five Years Ended 11/30/20	10.98	11.27	11.29
Ten Years Ended 11/30/20	12.34	N/A	12.65
Inception* through 11/30/20	—	9.63	—

Cumulative total returns[1]
Class FI (11/30/10 through 11/30/20)	220.15%
Class I (Inception date of 5/1/15 through 11/30/20)	67.09
Class IS (11/30/10 through 11/30/20)	229.14

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

1 Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

* Inception dates for Class FI, I and IS shares are April 30, 2008, May 1, 2015, and April 30, 2008, respectively.

10	QS U.S. Large Cap Equity Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class FI Shares of QS U.S. Large Cap Equity Fund vs. Russell 1000 Index† — November 2010 - November 2020

Value of $1,000,000 invested in

Class IS Shares of QS U.S. Large Cap Equity Fund vs. Russell 1000 Index† — November 2010 - November 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

QS U.S. Large Cap Equity Fund 2020 Annual Report	11

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class IS shares of QS U.S. Large Cap Equity Fund on November 30, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2020. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Index. The Russell 1000 Index (the “Index”) measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class FI and Class IS shares’ performance indicated on these charts depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

12	QS U.S. Large Cap Equity Fund 2020 Annual Report

Schedule of investments

November 30, 2020

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Common Stocks — 99.1%
Communication Services — 10.8%
Diversified Telecommunication Services — 0.9%
AT&T Inc.	22,987	$660,876
Cogent Communications Holdings Inc.	36,250	2,107,575
Liberty Global PLC, Class C Shares	125,000	2,705,000	*
Verizon Communications Inc.	11,466	692,661
Total Diversified Telecommunication Services		6,166,112
Entertainment — 2.4%
Activision Blizzard Inc.	40,000	3,179,200
Electronic Arts Inc.	43,965	5,616,529	*
Netflix Inc.	9,400	4,612,580	*
Take-Two Interactive Software Inc.	17,683	3,191,958	*
Total Entertainment		16,600,267
Interactive Media & Services — 6.4%
Alphabet Inc., Class A Shares	4,913	8,619,367	*
Alphabet Inc., Class C Shares	9,018	15,878,353	*
Facebook Inc., Class A Shares	70,500	19,526,385	*
Total Interactive Media & Services		44,024,105
Wireless Telecommunication Services — 1.1%
Telephone & Data Systems Inc.	163,567	3,104,502
United States Cellular Corp.	124,337	3,897,965	*
Total Wireless Telecommunication Services		7,002,467
Total Communication Services		73,792,951
Consumer Discretionary — 11.2%
Auto Components — 0.2%
Goodyear Tire & Rubber Co.	145,000	1,510,900
Automobiles — 0.3%
Ford Motor Co.	197,100	1,789,668
Hotels, Restaurants & Leisure — 0.6%
MGM Resorts International	135,000	3,813,750
Household Durables — 0.9%
PulteGroup Inc.	141,463	6,172,031
Internet & Direct Marketing Retail — 6.4%
Amazon.com Inc.	10,000	31,680,400	*
Booking Holdings Inc.	3,200	6,491,040	*
eBay Inc.	116,994	5,900,007
Total Internet & Direct Marketing Retail		44,071,447
Specialty Retail — 1.7%
Home Depot Inc.	43,323	12,018,234

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2020 Annual Report	13

Schedule of investments (cont’d)

November 30, 2020

QS U.S. Large Cap Equity Fund

Security	Shares		Value
Textiles, Apparel & Luxury Goods — 1.1%
Deckers Outdoor Corp.	29,177	$	7,428,172	*
Total Consumer Discretionary			76,804,202
Consumer Staples — 4.3%
Beverages — 0.9%
Monster Beverage Corp.	74,269		6,296,526	*
Food & Staples Retailing — 0.8%
Kroger Co.	162,682		5,368,506
Food Products — 1.3%
Hershey Co.	30,000		4,436,700
Ingredion Inc.	55,000		4,243,250
Total Food Products			8,679,950
Household Products — 0.7%
Procter & Gamble Co.	35,366		4,911,276
Tobacco — 0.6%
Altria Group Inc.	35,000		1,394,050
Philip Morris International Inc.	34,000		2,575,500
Total Tobacco			3,969,550
Total Consumer Staples			29,225,808
Energy — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
Devon Energy Corp.	160,900		2,250,991
HollyFrontier Corp.	35,000		818,650
Valero Energy Corp.	75,029		4,034,309
Total Energy			7,103,950
Financials — 9.8%
Banks — 3.1%
Associated Banc-Corp.	128,024		1,961,328
CIT Group Inc.	160,000		5,358,400
Citizens Financial Group Inc.	48,800		1,593,808
JPMorgan Chase & Co.	34,138		4,024,188
Regions Financial Corp.	307,348		4,693,204
Zions Bancorp NA	91,377		3,526,238
Total Banks			21,157,166
Capital Markets — 0.9%
Ameriprise Financial Inc.	12,467		2,309,387
Bank of New York Mellon Corp.	43,500		1,701,720
BGC Partners Inc., Class A Shares	551,300		2,282,382
Total Capital Markets			6,293,489
Consumer Finance — 2.3%
Ally Financial Inc.	62,200		1,844,230

See Notes to Financial Statements.

14	QS U.S. Large Cap Equity Fund 2020 Annual Report

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Consumer Finance — continued
Discover Financial Services	57,911	$4,411,081
Navient Corp.	464,177	4,349,338
Synchrony Financial	175,061	5,334,109
Total Consumer Finance		15,938,758
Diversified Financial Services — 0.5%
Berkshire Hathaway Inc., Class B Shares	16,078	3,680,415	*
Insurance — 1.3%
Allstate Corp.	30,945	3,167,221
Hartford Financial Services Group Inc.	93,632	4,138,534
Unum Group	84,000	1,867,320
Total Insurance		9,173,075
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
New Residential Investment Corp.	400,000	3,704,000
Thrifts & Mortgage Finance — 1.1%
MGIC Investment Corp.	620,700	7,423,572
Total Financials		67,370,475
Health Care — 13.8%
Biotechnology — 3.6%
AbbVie Inc.	40,000	4,183,200
Amgen Inc.	7,900	1,754,116
Biogen Inc.	19,275	4,629,277	*
Regeneron Pharmaceuticals Inc.	9,283	4,790,306	*
United Therapeutics Corp.	28,000	3,713,920	*
Vertex Pharmaceuticals Inc.	25,000	5,693,750	*
Total Biotechnology		24,764,569
Health Care Equipment & Supplies — 1.9%
Edwards Lifesciences Corp.	50,000	4,194,500	*
Haemonetics Corp.	22,988	2,594,196	*
West Pharmaceutical Services Inc.	23,430	6,446,999
Total Health Care Equipment & Supplies		13,235,695
Health Care Providers & Services — 5.2%
Amedisys Inc.	6,000	1,468,740	*
Chemed Corp.	11,494	5,497,006
CVS Health Corp.	55,000	3,728,450
Humana Inc.	18,567	7,436,455
Molina Healthcare Inc.	30,000	6,123,900	*
UnitedHealth Group Inc.	34,000	11,435,560
Total Health Care Providers & Services		35,690,111
Health Care Technology — 0.7%
Veeva Systems Inc., Class A Shares	17,683	4,895,892	*

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2020 Annual Report	15

Schedule of investments (cont’d)

November 30, 2020

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Pharmaceuticals — 2.4%
Bristol-Myers Squibb Co.	105,000	$6,552,000
Eli Lilly & Co.	8,753	1,274,874
Johnson & Johnson	29,310	4,240,571
Merck & Co. Inc.	50,000	4,019,500
Total Pharmaceuticals		16,086,945
Total Health Care		94,673,212
Industrials — 6.7%
Aerospace & Defense — 0.9%
Lockheed Martin Corp.	16,091	5,873,215
Electrical Equipment — 0.7%
GrafTech International Ltd.	637,900	5,039,410
Industrial Conglomerates — 0.6%
Carlisle Cos. Inc.	30,000	4,344,900
Machinery — 1.6%
Cummins Inc.	9,100	2,103,647
Dover Corp.	39,787	4,855,208
Parker-Hannifin Corp.	15,030	4,016,918
Total Machinery		10,975,773
Professional Services — 1.6%
Exponent Inc.	70,000	5,810,700
FTI Consulting Inc.	49,070	5,153,331	*
Total Professional Services		10,964,031
Road & Rail — 0.7%
Kansas City Southern	15,030	2,798,135
Old Dominion Freight Line Inc.	10,500	2,135,280
Total Road & Rail		4,933,415
Trading Companies & Distributors — 0.6%
HD Supply Holdings Inc.	41,600	2,320,448	*
W.W. Grainger Inc.	4,400	1,840,520
Total Trading Companies & Distributors		4,160,968
Total Industrials		46,291,712
Information Technology — 31.3%
Communications Equipment — 1.2%
Cisco Systems Inc.	190,091	8,177,715
Electronic Equipment, Instruments & Components — 0.7%
Jabil Inc.	123,779	4,730,833
IT Services — 3.3%
Alliance Data Systems Corp.	22,700	1,660,278
Mastercard Inc., Class A Shares	18,000	6,057,180
PayPal Holdings Inc.	50,000	10,706,000	*

See Notes to Financial Statements.

16	QS U.S. Large Cap Equity Fund 2020 Annual Report

QS U.S. Large Cap Equity Fund

Security	Shares	Value
IT Services — continued
Switch Inc., Class A Shares	100,000	$1,579,000
Visa Inc., Class A Shares	12,378	2,603,712
Total IT Services		22,606,170
Semiconductors & Semiconductor Equipment — 6.1%
Applied Materials Inc.	69,495	5,731,948
Intel Corp.	30,172	1,458,816
Lam Research Corp.	19,300	8,736,338
Micron Technology Inc.	113,900	7,299,851	*
NVIDIA Corp.	23,900	12,811,834
Texas Instruments Inc.	36,600	5,901,750
Total Semiconductors & Semiconductor Equipment		41,940,537
Software — 13.1%
Adobe Inc.	20,000	9,569,400	*
Crowdstrike Holdings Inc., Class A Shares	36,700	5,625,376	*
Dropbox Inc., Class A Shares	211,983	4,233,301	*
Fortinet Inc.	48,628	5,992,428	*
Intuit Inc.	21,838	7,687,413
Manhattan Associates Inc.	20,300	2,075,472	*
Microsoft Corp.	154,724	33,121,767
Qualys Inc.	26,525	2,520,140	*
salesforce.com Inc.	24,000	5,899,200	*
Slack Technologies Inc., Class A Shares	175,000	7,504,000	*
Zoom Video Communications Inc., Class A Shares	12,000	5,740,320 *
Total Software		89,968,817
Technology Hardware, Storage & Peripherals — 6.9%
Apple Inc.	385,000	45,834,250
Xerox Holdings Corp.	55,000	1,203,950
Total Technology Hardware, Storage & Peripherals		47,038,200
Total Information Technology		214,462,272
Materials — 4.4%
Chemicals — 1.9%
CF Industries Holdings Inc.	45,000	1,678,500
Eastman Chemical Co.	66,000	6,428,400
Huntsman Corp.	192,000	4,755,840
Total Chemicals		12,862,740
Containers & Packaging — 0.6%
International Paper Co.	91,066	4,505,946

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2020 Annual Report	17

Schedule of investments (cont’d)

November 30, 2020

QS U.S. Large Cap Equity Fund

Security		Shares	Value
Metals & Mining — 1.3%
Southern Copper Corp.		45,000	$2,671,650
Steel Dynamics Inc.		165,000	5,974,650
Total Metals & Mining			8,646,300
Paper & Forest Products — 0.6%
Domtar Corp.		150,304	4,524,150
Total Materials			30,539,136
Real Estate — 2.7%
Equity Real Estate Investment Trusts (REITs) — 2.7%
Boston Properties Inc.		35,000	3,435,600
CoreCivic Inc.		310,000	2,197,900
CoreSite Realty Corp.		18,500	2,319,715
Gaming and Leisure Properties Inc.		41,331	1,716,890
Lamar Advertising Co., Class A Shares		54,994	4,378,072
Life Storage Inc.		18,000	1,974,960
Medical Properties Trust Inc.		116,700	2,263,980
Total Real Estate			18,287,117
Utilities — 3.1%
Electric Utilities — 1.3%
IDACORP Inc.		26,525	2,402,635
NRG Energy Inc.		132,621	4,343,338
OGE Energy Corp.		70,732	2,291,009
Total Electric Utilities			9,036,982
Gas Utilities — 0.9%
National Fuel Gas Co.		77,000	3,170,090
Spire Inc.		48,628	3,110,247
Total Gas Utilities			6,280,337
Independent Power and Renewable Electricity Producers — 0.9%
AES Corp.		294,421	6,017,965
Total Utilities			21,335,284
Total Investments before Short-Term Investments (Cost — $424,934,056)			679,886,119

Rate
Short-Term Investments — 0.8%
Invesco Treasury Portfolio, Institutional Class (Cost — $5,220,156)	0.010%	5,220,156	5,220,156
Total Investments — 99.9% (Cost — $430,154,212)			685,106,275
Other Assets in Excess of Liabilities — 0.1%			532,321
Total Net Assets — 100.0%			$685,638,596

*	Non-income producing security.

See Notes to Financial Statements.

18	QS U.S. Large Cap Equity Fund 2020 Annual Report

QS U.S. Large Cap Equity Fund

At November 30, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
E-mini S&P 500 Index	20	12/20	$3,414,824	$3,623,200	$208,376

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2020 Annual Report	19

Statement of assets and liabilities

November 30, 2020

Assets:
Investments, at value (Cost — $430,154,212)	$685,106,275
Dividends and interest receivable	656,102
Deposits with brokers for open futures contracts	268,300
Receivable for Fund shares sold	59,359
Prepaid expenses	19,375
Total Assets	686,109,411

Liabilities:
Investment management fee payable	360,679
Payable for Fund shares repurchased	48,157
Payable to broker — net variation margin on open futures contracts	13,300
Trustees’ fees payable	4,992
Service and/or distribution fees payable	18
Accrued expenses	43,669
Total Liabilities	470,815
Total Net Assets	$685,638,596

Net Assets:
Par value (Note 7)	$347
Paid-in capital in excess of par value	410,116,135
Total distributable earnings (loss)	275,522,114
Total Net Assets	$685,638,596

Net Assets:
Class FI	$92,550
Class I	$62,984
Class IS	$685,483,062

Shares Outstanding:
Class FI	4,675
Class I	3,194
Class IS	34,738,056

Net Asset Value:
Class FI (and redemption price)	$19.80
Class I (and redemption price)	$19.72
Class IS (and redemption price)	$19.73

See Notes to Financial Statements.

20	QS U.S. Large Cap Equity Fund 2020 Annual Report

Statement of operations

For the Year Ended November 30, 2020

Investment Income:
Dividends	$13,203,212
Interest	34,531
Total Investment Income	13,237,743

Expenses:
Investment management fee (Note 2)	5,123,108
Fund accounting fees	75,326
Legal fees	63,736
Trustees’ fees	57,554
Registration fees	56,888
Audit and tax fees	39,878
Custody fees	8,755
Insurance	8,629
Shareholder reports	7,755
Transfer agent fees (Note 5)	1,449
Service and/or distribution fees (Notes 2 and 5)	175
Interest expense	119
Miscellaneous expenses	8,315
Total Expenses	5,451,687
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(333,237)
Net Expenses	5,118,450
Net Investment Income	8,119,293

Realized and Unrealized Gain on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	12,790,289
Futures contracts	1,384,232
Net Realized Gain	14,174,521
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	59,662,730
Futures contracts	133,414
Change in Net Unrealized Appreciation (Depreciation)	59,796,144
Net Gain on Investments and Futures Contracts	73,970,665
Increase in Net Assets From Operations	$82,089,958

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2020 Annual Report	21

Statements of changes in net assets

For the Years Ended November 30,	2020	2019

Operations:
Net investment income	$8,119,293	$8,635,921
Net realized gain	14,174,521	67,323,899
Change in net unrealized appreciation (depreciation)	59,796,144	6,443,156
Increase in Net Assets From Operations	82,089,958	82,402,976

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(70,808,912)	(87,281,320)
Decrease in Net Assets From Distributions to Shareholders	(70,808,912)	(87,281,320)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	68,958,156	239,451,900
Reinvestment of distributions	70,808,912	87,281,320
Cost of shares repurchased	(327,987,528)	(118,950,055)
Shares redeemed in-kind (Note 8)	—	(16,407,421)
Increase (Decrease) in Net Assets From Fund Share Transactions	(188,220,460)	191,375,744
Increase (Decrease) in Net Assets	(176,939,414)	186,497,400

Net Assets:
Beginning of year	862,578,010	676,080,610
End of year	$685,638,596	$862,578,010

See Notes to Financial Statements.

22	QS U.S. Large Cap Equity Fund 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class FI Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$18.93	$19.84	$20.48	$16.79	$16.94

Income from operations:
Net investment income	0.12	0.14	0.23	0.18	0.15
Net realized and unrealized gain	2.27	1.48	0.49	3.75	0.49
Total income from operations	2.39	1.62	0.72	3.93	0.64

Less distributions from:
Net investment income	(0.15)	(0.23)	(0.24)	(0.24)	—
Net realized gains	(1.37)	(2.30)	(1.12)	—	(0.79)
Total distributions	(1.52)	(2.53)	(1.36)	(0.24)	(0.79)

Net asset value, end of year	$19.80	$18.93	$19.84	$20.48	$16.79
Total return[2]	13.62%	11.04%[3]	3.62%	23.71%	4.08%

Net assets, end of year (000s)	$93	$60	$50	$24	$38

Ratios to average net assets:
Gross expenses	2.32%	1.36%	0.82%	1.21%	1.32%
Net expenses[4,5]	1.05	1.05	0.78	1.05	1.05
Net investment income	0.71	0.81	1.15	0.97	0.98

Portfolio turnover rate	42%	54%[6]	40%	22%[6]	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 10.98% for the year ended November 30, 2019.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2020 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$18.84	$19.73	$20.40	$16.67	$16.96

Income from operations:
Net investment income	0.18	0.20	0.24	0.24	0.22
Net realized and unrealized gain	2.25	1.46	0.50	3.73	0.46
Total income from operations	2.43	1.66	0.74	3.97	0.68

Less distributions from:
Net investment income	(0.18)	(0.25)	(0.29)	(0.24)	(0.18)
Net realized gains	(1.37)	(2.30)	(1.12)	—	(0.79)
Total distributions	(1.55)	(2.55)	(1.41)	(0.24)	(0.97)

Net asset value, end of year	$19.72	$18.84	$19.73	$20.40	$16.67
Total return[2]	13.96%	11.33%[3]	3.74%	24.09%	4.42%

Net assets, end of year (000s)	$63	$55	$15,607	$12,691	$8,485

Ratios to average net assets:
Gross expenses	0.80%	0.74%	0.74%	0.79%	0.80%
Net expenses[4,5]	0.76	0.70	0.70	0.70	0.71
Net investment income	1.03	1.14	1.22	1.34	1.40

Portfolio turnover rate	42%	54%[6]	40%	22%[6]	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 9.73% for the year ended November 30, 2019.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	QS U.S. Large Cap Equity Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class IS Shares[1]	2020	2019	2018	2017		2016

Net asset value, beginning of year	$18.87	$19.74	$20.41	$16.67		$16.97

Income from operations:
Net investment income	0.19	0.21	0.24	0.24		0.22
Net realized and unrealized gain	2.25	1.47	0.50	3.74		0.45
Total income from operations	2.44	1.68	0.74	3.98		0.67

Less distributions from:
Net investment income	(0.21)	(0.25)	(0.29)	(0.24)		(0.18)
Net realized gains	(1.37)	(2.30)	(1.12)	—		(0.79)
Total distributions	(1.58)	(2.55)	(1.41)	(0.24)		(0.97)

Net asset value, end of year	$19.73	$18.87	$19.74	$20.41		$16.67
Total return[2]	13.98%	11.44%[3]	3.74%	24.15%		4.35%

Net assets, end of year (millions)	$685	$862	$660	$684		$773

Ratios to average net assets:
Gross expenses	0.74%	0.74%	0.74%	0.79%		0.79%
Net expenses[4,5]	0.70	0.70	0.70	0.70		0.69
Net investment income	1.11	1.18	1.21	1.33		1.39

Portfolio turnover rate	42%	54%[6]	40%	22	%6	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended November 30, 2019.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2020 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

QS U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

26	QS U.S. Large Cap Equity Fund 2020 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

QS U.S. Large Cap Equity Fund 2020 Annual Report	27

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$679,886,119	—	—	$679,886,119
Short-Term Investments†	5,220,156	—	—	5,220,156
Total Investments	$685,106,275	—	—	$685,106,275
Other Financial Instruments:
Futures Contracts	$208,376	—	—	$208,376
Total	$685,314,651	—	—	$685,314,651

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

28	QS U.S. Large Cap Equity Fund 2020 Annual Report

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral

QS U.S. Large Cap Equity Fund 2020 Annual Report	29

Notes to financial statements (cont’d)

that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of November 30, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

30	QS U.S. Large Cap Equity Fund 2020 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(1,892)	$1,892

(a)  Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities from a prior year.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, QS Investors and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, QS Investors and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Investors a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

QS U.S. Large Cap Equity Fund 2020 Annual Report	31

Notes to financial statements (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, Class I and Class IS shares did not exceed 1.05%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

During the year ended November 30, 2020, fees waived and/or expenses reimbursed amounted to $333,237.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

As of November 30, 2020, Legg Mason and its affiliates owned 99.99% of the Fund.

3. Investments

During the year ended November 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$305,450,865
Sales	556,055,492

At November 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$430,131,973	$275,696,349	$(20,722,047)	$254,974,302
Futures contracts	—	208,376	—	208,376

32	QS U.S. Large Cap Equity Fund 2020 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2020.

ASSET DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$208,376

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$1,384,232

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$133,414

During the year ended November 30, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$5,398,533

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

QS U.S. Large Cap Equity Fund 2020 Annual Report	33

Notes to financial statements (cont’d)

For the year ended November 30, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class FI	$175	$924
Class I	—	33
Class IS	—	492
Total	$175	$1,449

For the year ended November 30, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class FI	$886
Class I	25
Class IS	332,326
Total	$333,237

6. Distributions to shareholders by class

	Year Ended November 30, 2020	Year Ended November 30, 2019

Net Investment Income:
Class FI	$472	$586
Class I	541	206,270
Class IS	9,499,012	8,293,150
Total	$9,500,025	$8,500,006

Net Realized Gains:
Class FI	$4,472	$5,794
Class I	4,050	1,867,947
Class IS	61,300,365	76,907,573
Total	$61,308,887	$78,781,314

7. Shares of beneficial interest

At November 30, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

34	QS U.S. Large Cap Equity Fund 2020 Annual Report

Transactions in shares of each class were as follows:

	Year Ended November 30, 2020		Year Ended November 30, 2019
	Shares	Amount	Shares	Amount
Class FI
Shares sold	2,038	$34,630	386	$6,627
Shares issued on reinvestment	279	4,944	412	6,380
Shares repurchased	(788)	(13,473)	(165)	(2,558)
Net increase	1,529	$26,101	633	$10,449

Class I
Shares sold	—	—	127,195	$2,233,335
Shares issued on reinvestment	260	$4,591	135,215	2,074,217
Shares repurchased	—	—	(90,480)	(1,540,089)
Shares redeemed in-kind	—	—	(960,060)	(16,407,421)
Net increase (decrease)	260	$4,591	(788,130)	$(13,639,958)

Class IS
Shares sold	4,383,914	$68,923,526	13,381,568	$237,211,938
Shares issued on reinvestment	4,012,222	70,799,377	5,533,408	85,200,723
Shares repurchased	(19,370,387)	(327,974,055)	(6,658,407)	(117,407,408)
Net increase (decrease)	(10,974,251)	$(188,251,152)	12,256,569	$205,005,253

8. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended November 30, 2019, the Fund had redemptions in-kind with total proceeds in the amount of $16,407,421. The net realized gains on these redemptions in-kind amounted to $5,635,264, which was not realized for tax purposes.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$10,031,855	$10,499,726
Net long-term capital gains	60,777,057	76,781,594
Total distributions paid	$70,808,912	$87,281,320

QS U.S. Large Cap Equity Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

As of November 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$5,925,517
Undistributed long-term capital gains — net	14,630,952
Total undistributed earnings	$20,556,469
Other book/tax temporary differences(a)	(217,033)
Unrealized appreciation (depreciation)(b)	255,182,678
Total distributable earnings (loss) — net	$275,522,114

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in real estate investment trusts.

10. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

36	QS U.S. Large Cap Equity Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of QS U.S. Large Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS U.S. Large Cap Equity Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the four years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the four years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2016 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

QS U.S. Large Cap Equity Fund 2020 Annual Report	37

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	646,079,242.628	0	0	0
To Approve a New Subadvisory Agreement with QS Investors, LLC	646,079,242.628	0	0	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	646,079,242.628	0	0	0

38	QS U.S. Large Cap Equity Fund

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

QS U.S. Large Cap Equity Fund	39

Statement regarding liquidity risk management program (unaudited) (cont’d)

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

40	QS U.S. Large Cap Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS U.S. Large Cap Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

QS U.S. Large Cap Equity Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

42	QS U.S. Large Cap Equity Fund

Independent Trustees† (cont’d)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

QS U.S. Large Cap Equity Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	145
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

44	QS U.S. Large Cap Equity Fund

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

QS U.S. Large Cap Equity Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

46	QS U.S. Large Cap Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2020:

Record date:	12/17/2019	6/17/2020
Payable date:	12/18/2019	6/18/2020
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	100.00%
Long-Term Capital Gain Dividend	$1.243660	$0.112230
Qualified Short-Term Capital Gain Dividend*	—	$0.014080

*	Qualified Short-Term Capital Gain dividend is eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

QS U.S. Large Cap Equity Fund	47

QS

U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

QS U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS U.S. Large Cap Equity Fund

Legg Mason Funds

620 Eighth Avenue, 47th

Floor New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011558 1/21 SR20-4050

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2019 and November 30, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,785 in November 30, 2019 and $68,121 in November 30, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2019 and $0 in November 30, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in November 30, 2019 and $0 in November 30, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in November 30, 2019 and $0 in November 30, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for November 30, 2019 and November 30, 2020; Tax Fees were 100% and 100% for November 30, 2019 and November 30, 2020; and Other Fees were 100% and 100% for November 30, 2019 and November 30, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $347,570 in November 30, 2019 and $857,834 in November 30, 2020.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Althea L. Duersten
Stephen R. Gross
Susan M. Heilbron
Howard J. Johnson
Jerome H. Miller
Ken Miller
Thomas F. Schlafly

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 25, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 25, 2021